UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2025

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Lancaster Avenue, 2nd Floor Haverford, PA	19041
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: 732-889-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Recently announced findings by the Polish Office of Competition and Consumer Protection (“UOKiK”) impose substantial fine and a cease-and-desist order finding that the Company’s iGenius unit violated Polish laws that prohibit pyramid-style promotional schemes.

On December 29, 2025, Investview, Inc. (the “Company”) received notice, through a press release issued by the Polish Office of Competition and Consumer Protection (“UOKiK”), that UOKiK issued a formal administrative decision concluding its investigation of the Company’s iGenius business operations in Poland. In its decision, UOKiK determined that certain aspects of the iGenius business model, as conducted in Poland, violate Polish laws relating to unfair commercial practices, including laws prohibiting pyramid-style promotional schemes.

The decision imposes an administrative fine of PLN 14,668,589 (approximately USD $4 million) and includes an order requiring the Company to cease and desist the practices described in the decision. Under the terms of the decision, enforcement of the fine and cease and desist components thereof, is not final and is subject to conclusion of any appeal to the competent Polish court.

The Company does not agree with the conclusions set forth in the decision based upon its interpretation of Polish law as applied to the manner in which iGenius sells its products and services in Poland and intends to avail itself of all procedural rights of appeal and legal remedies available under applicable law.

During the appeal process, the Company expects to continue operations in Poland in the normal course, while evaluating such operational adjustments as may be appropriate to further demonstrate that the iGenius operations in Poland do not constitute an unlawful pyramid scheme.

While we intend to vigorously defend ourselves against the UOKiK decision, if we are ultimately unsuccessful in our defense of the matter on appeal, we could, among other things, be subject to the administrative fine imposed and may be required to modify, suspend or discontinue certain aspects of the iGenius operations or a material portion of our operations in Poland, which such outcome could have an adverse effect on the Company’s business, financial condition, results of operations, or prospects. Although we are not aware of any other claims, there is a possible risk that we could become exposed to similar inquiries or proceedings from other regulators in the European Union or the United States, which such potential actions themselves could expose the Company to further fines or decisions which could have similar adverse impact on our operations in Europe or the United States, all of which could have a materially adverse impact on the Company’s business, financial condition, results of operations, or prospects given the significance of the iGenius operations to the overall size of the Company’s operations, revenues and profitability.

The Company will continue to monitor the matter and will provide updates as required by applicable law. The Company’s disclosure of this matter is intended solely to satisfy its reporting obligations and does not constitute an admission of liability.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this Current Report on Form 8-K include statements regarding the recent administrative decision of the Polish Office of Competition and Consumer Protection (“UOKiK”) concluding its investigation of the Company’s iGenius business operations in Poland, the Company’s response to such administrative decision, the Company’s likely appeal of those findings to a Polish court, and the anticipated impact upon the Company as a result of the UOKiK decision and the Company’s likely appeal thereof. These forward-looking statements are based on the Company’s current beliefs and assumptions and information currently available to the Company and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, including risks and uncertainties surrounding, among others, the outcome of the Company’s defense of the UOKiK decision and the impact on the Company of the significant fine and cease-and-desist currently issued by UOKiK, although the UOKiK decision is not final and is subject to conclusion of any appeal to the competent Polish court; and the risk and uncertainty surrounding the Company’s exposure to any such claims; particularly if the Company legal appeal of the decision is unsuccessful; as well as any uncertainties to which the Company is subject; particularly given the risk factors that are identified in the Company’s public reports filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, during 2025, and all Company public reports filed with the U. S. Securities and Exchange Commission in the future that relate to this matter. There can be no assurances that the consequences of an unsuccessful challenge to the UOKiK decision will not be materially more adverse than those consequences anticipated in the Form 8-K The forward-looking statements made herein speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: January 5, 2026	By:	/s/ Ralph Valvano
Ralph Valvano
Secretary/Chief Financial Officer

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